EXHIBIT 10.5
                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     This  Amendment  ("Amendment")  is  made  and  effective  on July 23, 2003.

     WHEREAS, effective June 21, 2003, ICO, Inc., a Texas corporation, and its subsidiaries and affiliates ("Employer"), and Christopher N. O'Sullivan
("Employee")  entered  in  to  an  Employment  Agreement  ("Agreement");  and

     WHEREAS,  the  parties  desire to amend the Agreement, as set forth herein.

     NOW,  THEREFORE,  Employer  and  Employee  agree  as  follows:

1.   Article  2.9  of  the  Agreement  is  hereby  deleted.

2. All terms and conditions in the Agreement that are not amended by this Amendment continue to be in full force and effect.

     IN WITNESS WHEREOF, Employer and Employee have duly executed this Amendment in multiple originals, to be effective on the date set forth above.

          EMPLOYER:

          ICO, Inc.

          BY:  /s/  Jon  C.  Biro
          -----------------------------------------
          Jon  C.  Biro
          Chief  Financial  Officer  and  Treasurer


         EMPLOYEE:

          /s/  Christopher  N.  O'Sullivan
          -----------------------------------------
          Christopher  N.  O'Sullivan